SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐            Preliminary Proxy Statement

☐             Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐            Definitive Proxy Statement

☒            Definitive additional materials

☐             Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

PepsiCo, Inc.

(Names of Registrant as Specified in Its Charters)

(Names of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
Rule 0-11 (set forth the amount on which the filing fee calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 4, 2011.

PEPSICO, INC.	Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 4, 2011
Date: May 4, 2011 Time: 9:00 a.m. CDT
Location: Frito-Lay Headquarters
7701 Legacy Drive
Plano, Texas
You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

M31590-P05105

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow è		XXXX XXXX XXXX	(located on the
following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the
box marked by the arrow è	XXXX XXXX XXXX	(located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 20, 2011 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in
the box marked by the arrow è	XXXX XXXX XXXX	available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

M31591-P05105

Voting Items
The Board of Directors recommends you vote FOR the following proposals:
1.	Election of Directors

Nominees:

1a.	S.L. Brown

1b.	I. M. Cook

1c.	D. Dublon

1d.	V.J. Dzau

1e.	R.L. Hunt

1f.	A. Ibarguen

1g.	A.C. Martinez

1h.	I.K. Nooyi

1i.	S.P. Rockefeller

1j.	J.J. Schiro

1k.	L.G. Trotter

1l.	D. Vasella

2.	Approval, by non-binding vote, of executive compensation.

The Board of Directors recommends you vote 3 years on the following proposal:

3.	Recommend, by non-binding vote, the frequency of executive compensation votes.

The Board of Directors recommends you vote FOR the following proposals:

4.	Approval of independent Registered Public Accountants for fiscal year 2011.

5.	Approval of Amendment to Articles of Incorporation to implement majority voting for Directors in uncontested elections.

The Board of Directors recommends you vote AGAINST the following proposals:

6.	Shareholder Proposal - Right to Call Special Shareholder Meetings. (Proxy Statement p.63)

7.	Shareholder Proposal - Political Contributions Report (Proxy Statement p.65)

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

M31592-P05105

Voting Instructions

M31593-P05105

YOUR VOTE IS IMPORTANT

VOTE BY INTERNET/TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 5:00 P.M. EDT on May 3, 2011. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 5:00 P.M. EDT on May 3, 2011. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to PepsiCo, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ADMISSION TICKET

Admission to the meeting will be on a first-come, first-served basis. This admission ticket and a government-issued photo identification card, such as a driver’s license, state identification card or passport, will be required to enter the meeting. Please bring this admission ticket to the meeting.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M31576-P05238                             KEEP THIS PORTION FOR YOUR RECORDS

– – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – – –

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

PEPSICO, INC.
THE BOARD OF DIRECTORS RECOMMENDS A
VOTE “FOR” ITEMS NO. 1, 2, 4 AND 5.
Vote on Directors
1.	Election of Directors
	Nominees:		For	Against	Abstain
	1a. S.L. Brown		☐	☐	☐
	1b. I. M. Cook		☐	☐	☐
									For	Against	Abstain
	1c. D. Dublon		☐	☐	☐	2.	Approval,by non-binding vote, of executive compensation.		☐	☐	☐
	1d. V.J. Dzau		☐	☐	☐	THE BOARD RECOMMENDS A VOTE FOR “3 YEARS” ON ITEM NO. 3.		3 Years	2 Years	1 Year	Abstain
	1e. R.L. Hunt		☐	☐	☐	3.	Recommend, by non-binding vote, the frequency of executive compensation votes.	☐	☐	☐	☐
	1f. A. Ibarguen		☐	☐	☐				For	Against	Abstain
	1g. A.C. Martinez		☐	☐	☐	4.	Approval of independent Registered Public Accountants for fiscal year 2011.		☐	☐	☐
	1h. I.K. Nooyi		☐	☐	☐	5.	Approval of Amendment to Articles of Incorporation to implement majority voting for Directors in uncontested elections		☐	☐	☐
	1i. S.P. Rockefeller		☐	☐	☐	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEMS NO. 6 AND 7.			For	Against	Abstain
	1j. J.J. Schiro		☐	☐	☐	6.	Shareholder Proposal - Right to Call Special Shareholder Meetings. (Proxy Statement p.63)		☐	☐	☐
	1k. L.G. Trotter		☐	☐	☐	7.	Shareholder Proposal - Political Contributions Report (Proxy Statement p.65)		☐	☐	☐
	1l. D. Vasella		☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)		Date

Directions to Frito-Lay Headquarters

7701 Legacy Drive, Plano, Texas

FROM DFW AIRPORT:

Approximately 15 miles

Exit Airport to the north following directions to S.H. 121

Curve to right onto S.H. 121

Follow S.H. 121 beyond Lewisville and The Colony to Legacy Drive

Turn right at signal onto Legacy Drive

Take second turn to the right into Frito-Lay near flags

FROM NORTH DALLAS AREA:

Approximately 13 miles

Off 635 (LBJ Freeway), exit Dallas North Tollway going north

Follow Tollway approximately 13 miles

Turn left at signal onto Legacy Drive

Go approximately 1/2 mile and turn left into Frito-Lay near flags

FROM DOWNTOWN:

Approximately 30 miles

Follow Dallas North Tollway to Legacy Drive

Turn left and follow Legacy Drive approximately 1 mile

Turn left into Frito-Lay near flags

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.pepsico.com/proxy11.

– – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – – – – – – – – – –  – – – – – – – – – – – –

M31577-P05238

PEPSICO, INC.

Proxy for Annual Meeting of Shareholders - May 4, 2011

THIS PROXY IS SOLICITED ON BEHALF OF PEPSICO’S BOARD OF DIRECTORS FOR PARTICIPANTS IN PEPSICO’S SAVINGS PLAN

The undersigned hereby appoints Indra K. Nooyi, Larry D. Thompson and Thomas H. Tamoney, Jr. and each of them, proxies for the undersigned, with full power of substitution, to vote all shares of Common Stock and/or Convertible Preferred Stock of PepsiCo, Inc., which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of PepsiCo, Inc., in Plano, Texas, on Wednesday, May 4, 2011 at 9:00 A.M., Central Daylight Time, or at any adjournment thereof, upon the matters set forth on the reverse side and described in the accompanying Proxy Statement and any other matter that may properly come before the meeting.

Please mark this proxy as indicated on the reverse side to vote on any item. If you wish to vote in accordance with the Board of Directors’ recommendations, please sign the reverse side; no boxes need to be checked.

If you submit your proxy by telephone or the Internet, there is no need for you to mail back your proxy.

Continued and to be signed on reverse side